Exhibit (a)(3)

TRUST INSTRUMENT

NEUBERGER BERMAN ALTERNATIVE FUNDS

SCHEDULE A

INSTITUTIONAL CLASS

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Long Short Fund

CLASS A

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Long Short Fund

CLASS C

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Long Short Fund

CLASS R3

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Long Short Fund

CLASS R6

Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Long Short Fund

CLASS E

Neuberger Berman Absolute Return Multi-Manager Fund

Dated: January 29, 2024